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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) : March 20, 2000
                                                   --------------

                               SONICPORT.COM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


         0-23365                                          84-1290152
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(Commission File Number)                       (IRS Employer Identification No.)


1641 20th Street, Santa Monica                                CA, 90404
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (310) 828-1999



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ITEM 5.           OTHER EVENTS
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         As of March 20, 2000, Sonicport.com, Inc. (the "Company") closed a private placement of 1,259,560 shares of the Company's common stock, in the total amount of $3,148,900. The Company offered its common stock at a purchase price of $2.50 per share to accredited investors only. The private placement was made pursuant to applicable provisions of sections 4(2) and 4(6), and Regulation D under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 31, 2000              SONICPORT.COM, INC.



                                       By: /s/ David Baeza
                                           -------------------------------------
                                           David Baeza
                                           President and Chief Executive Officer


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